UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2005

TransDigm Inc.	TransDigm Holding Company
(Exact name of registrant as specified in its charter)	(Exact name of registrant as specified in its charter)

Delaware	Delaware
(State or other jurisdiction of incorporation)	(State or other jurisdiction of incorporation)

333-108340	333-108340-06
(Commission File Number)	(Commission File Number)

34-1750032	13-3733378
(IRS Employer Identification No.)	(IRS Employer Identification No.)

1301 East 9th Street, Suite 3710, Cleveland, Ohio	44114
(Address of principal executive offices)	(Zip Code)

(216) 706-2939

(Registrants’ telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants’ under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Agreement

Employment Agreement with Raymond Laubenthal, President and Chief Operating Officer

On November 18, 2005, effective October 1, 2005, Raymond Laubenthal, TransDigm Inc. (“TransDigm”) and TransDigm Holding Company (“Holdings” and together with TransDigm, the “Company”) entered into an employment agreement pursuant to which Mr. Laubenthal will serve as President and Chief Operating Officer of each of TransDigm and Holdings. Unless earlier terminated by the Company or Mr. Laubenthal, the initial term of the employment agreement expires on October 1, 2010. However, unless the Company or Mr. Laubenthal elects not to renew the initial term, upon the expiration of the initial term, the employment agreement will automatically be extended for an additional two-year period. Under the terms of the employment agreement, Mr. Laubenthal is entitled to receive an annual base salary of no less than $280,000, subject to annual review. In addition, Mr. Laubenthal is entitled to participate in our annual cash bonus plan, our non-qualified deferred compensation plan, our stock option plans and the other employee benefit plans and arrangements that the Company maintains from time to time for senior officers. Mr. Laubenthal is also entitled to certain perquisites, including an annual automobile allowance and the payment by the Company of certain membership fees in respect of one country club of Mr. Laubenthal’s choice.

The employment agreement provides that if Mr. Laubenthal is terminated for any reason, he will be entitled to payment of any accrued but unpaid base salary through the termination date, any unreimbursed expenses, an amount for accrued but unused sick and vacation days, and benefits owing to him under the benefit plans and programs in which he participates. In addition, if Mr. Laubenthal’s employment is terminated without cause, if he terminates his employment for certain enumerated good reasons, or if his employment terminates due to his death or disability, the Company will, in addition to the amounts described in the preceding sentence, for a period of 12 months, (i) continue Mr. Laubenthal’s salary and pay the cash bonus he would have been entitled to receive had he continued his employment, (ii) continue to provide Mr. Laubenthal with certain perquisites and (iii) continue his (and his then eligible dependents) participation under the Company’s medical benefit plans.

During the term of Mr. Laubenthal’s employment and following any termination thereof, for a period of 12 months in the case of a termination without cause or for enumerated good reasons, or 24 months in the event of his voluntary termination without enumerated good reasons or termination for cause, Mr. Laubenthal will be prohibited from engaging in any business that competes with any business of Holdings or its subsidiaries. In addition, during the term of his employment and for the two-year period following the termination thereof for any reason, he will be prohibited from soliciting or inducing any person who is or was employed by, or providing consulting services to, us during the 12-month period prior to the date of the termination, to terminate their employment or consulting relationship with the Company. Mr. Laubenthal is also subject to certain confidentiality and non-disclosure obligations, and we have agreed, so long as Mr. Laubenthal is not in breach of certain of his employment agreement, to, among other things, indemnify him to the fullest extent permitted by Delaware law against all costs, charges and expenses incurred or sustained by him in connection with any action, suit or proceeding to which he may be made a party by reason of his being or having been a director, officer or employee of ours or his serving or having served any other enterprise as a director, officer or employee at our request.

Mr. Laubenthal’s employment agreement is attached to this Report as Exhibit 10.1.

Employment Agreement with Gregory Rufus, Executive Vice President and Chief Financial Officer

On November 18, 2005, effective October 1, 2005, Gregory Rufus, TransDigm and Holdings entered into an employment agreement pursuant to which Mr. Rufus will serve as President and Chief Financial Officer of each of TransDigm and Holdings. Unless earlier terminated by the Company or Mr. Rufus, the initial term of the employment agreement expires on October 1, 2010. However, unless the Company or

Mr. Rufus elects not to renew the initial term, upon the expiration of the initial term, the employment agreement will automatically be extended for an additional two-year period. Under the terms of the employment agreement, Mr. Rufus is entitled to receive an annual base salary of no less than $233,000, subject to annual review. In addition, Mr. Rufus is entitled to participate in our annual cash bonus plan, our non-qualified deferred compensation plan, our stock option plans and the other employee benefit plans and arrangements that the Company maintains from time to time for our senior officers. Under the terms of his employment agreement, Mr. Rufus is also entitled to certain perquisites, including an annual automobile allowance and the payment by the Company of certain membership fees in respect of one country club of Mr. Rufus’s choice.

The employment agreement provides that if Mr. Rufus is terminated for any reason, he will be entitled to payment of any accrued but unpaid base salary through the termination date, any unreimbursed expenses, an amount for accrued but unused sick and vacation days, and benefits owing to him under the benefit plans and programs in which he participates. In addition, if Mr. Rufus’s employment is terminated without cause, if he terminates his employment for certain enumerated good reasons, or if his employment terminates due to his death or disability, we will, in addition to the amounts described in the preceding sentence, for a period of 12 months, (i) continue Mr. Rufus’s salary and pay the cash bonus he would have been entitled to receive had he continued his employment, (ii) continue to provide Mr. Rufus with certain perquisites and (iii) continue his (and his then eligible dependents) participation under the medical benefit plans sponsored by us.

During the term of Mr. Rufus’s employment and following any termination thereof, for a period of 12 months in the case of a termination without cause or for enumerated good reasons, or 24 months in the event of his voluntary termination without enumerated good reasons or termination for cause, Mr. Rufus will be prohibited from engaging in any business that competes with any business of Holdings or its subsidiaries. In addition, during the term of his employment and for the two-year period following the termination thereof for any reason, he will be prohibited from soliciting or inducing any person who is or was employed by, or providing consulting services to, us during the 12-month period prior to the date of the termination of his employment, to terminate their employment or consulting relationship with the Company. Under the terms of his employment agreement, Mr. Rufus is also subject to certain confidentiality and non-disclosure obligations, and we have agreed, so long as Mr. Rufus is not in breach of certain of his employment agreement, to, among other things, indemnify him to the fullest extent permitted by Delaware law against all costs, charges and expenses incurred or sustained by him in connection with any action, suit or proceeding to which he may be made a party by reason of his being or having been a director, officer or employee of ours or his serving or having served any other enterprise as a director, officer or employee at our request.

Mr. Rufus’s employment agreement is attached to this Report as Exhibit 10.2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM INC.

By:	/s/ Gregory Rufus
Gregory Rufus
Chief Financial Officer

Date: November 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934, the Co-Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSDIGM HOLDING COMPANY

By:	/s/ Gregory Rufus
Gregory Rufus
Chief Financial Officer

Date: November 23, 2005